                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2002


                        WilTel Communications Group, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                  1-15343                  01-0744785
        (State or other           (Commission              (I.R.S. Employer
        jurisdiction of           File Number)            Identification No.)
        incorporation)


  One Technology Center, Tulsa, Oklahoma                        74103
  (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 918-547-6000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         The information set forth in the press release issued by Williams Communications Group, Inc. ("Old WCG") announcing that it has completed its chapter 11 restructuring and has emerged from chapter 11 proceedings as WilTel Communications Group, Inc. (the "Registrant"), a Nevada corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.

         Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Registrant's common shares, par value $0.01 per share, are deemed registered under Section 12(g) of the Exchange Act.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibits as part of this report:

         Exhibit 99.1.     Press release, dated October 16, 2002,
                           of Old WCG.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WILTEL COMMUNICATIONS GROUP, INC.



Date: October 16, 2002           /s/ P. DAVID NEWSOME, JR.
                                 ----------------------------------------------
                                 Name:  P. David Newsome, Jr.
                                 Title: General Counsel and Corporate Secretary

                                Index to Exhibits

  Exhibit
  Number          Description
  -------         -----------
Exhibit  99.1.    Press release of Williams Communications Group, Inc., dated
                  October 16, 2002.